Offerings - Offering: 1	Dec. 09, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 69,128,282.67
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,546.62
Offering Note	(a) Calculated as the aggregate maximum purchase price for shares of common stock, based upon the net asset value per share as of November 26, 2025, of $23.53. This amount is based upon the offer to purchase up to 2,937,879 shares of common stock, par value $0.01 per share, of KKR Real Estate Select Trust Inc. (b) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Filing Fee Rate Advisory for fiscal year 2026.